                                  EXHIBIT 22.1

               LIST OF SUBSIDIARIES OF ROTECH MEDICAL CORPORATION

A-1 Medical Equipment, Inc., a Florida corporation
American Medical Rentals, Inc., a Arkansas corporation
Beta Medical Equipment, Inc., a Florida corporation
Biocare Medical, Inc., a Florida corporation
Bravo Home Health Care, Inc., a Florida corporation
Breathing and Relief, Inc., a Florida corporation
Brister's Medical Associates, Inc., a Mississippi corporation
Brister Pharmacy, Inc., a Mississippi corporation
Brooksville Primary Care Clinic, Inc., a Florida corporation
Camden Medical Supply, Inc., a Florida corporation
Care Medical Supplies, Inc., a Illinois corporation
Charlotte Medical Supply, Inc., a Florida corporation
Church Street Clinic, Inc., a Mississippi corporation
Clinical Laboratory, Inc., a Mississippi corporation
Community Home Oxygen, Inc., a Montana corporation
Cynthiana Home Health Care, Inc., a Florida corporation
Distinct Home Health Care, Inc., a Florida corporation
Drew Primary Care Clinic, Inc., a Mississippi corporation
East Tennessee Infusion & Respiratory, Inc., a Florida corporation Encore Home Health Care, Inc., a Florida corporation
Epsilon Home Health Care, Inc., a Florida corporation
Essential Home Health Care, Inc., a Florida corporation
Eta Home Health Care, Inc., a Florida corporation

Family Care Specialists, Inc., a Florida corporation
Gate City Medical Equipment, Inc., a Florida corporation
Greenville Primary Care Clinic, Inc., a Mississippi corporation
Greenwood Multi-Specialty Clinic, Inc., a Mississippi corporation
Grenada Doctors Clinic, Inc., a Mississippi corporation
Grenada Family Doctors, Inc., a Mississippi corporation
Headache Center of the West Coast, Inc., a Florida corporation
Headache Management of America, Inc., a Florida corporation
Headache and Pain Management Center, Inc., a Florida corporation
Health & Medications at Home, Inc., a North Carolina corporation
Health at Home, Inc., a Florida corporation
Healthcare Business Solutions, Inc., a Florida corporation
Healthcare Claims Recovery, Inc., a Florida corporation
Health Care Services of Mississippi, Inc., a Florida corporation
Heartland Home Care, Inc., a Florida corporation
Holland Medical Services, Inc., a Florida corporation
Hollandale Primary Care, Inc., a Florida corporation
Home Care Solutions of Murray, Inc., a Florida corporation
Home Medical Systems, Inc., a South Carolina corporation
Indianola Primary Care Clinic, Inc., a Mississippi corporation
Integral Home Health Care, Inc., a Florida corporation
Intensive Home Care Nurses, Inc., a Texas corporation
Intensive Home Care Services, Inc., a Texas corporation
Internal Medicine Grand View, Inc., a South Carolina corporation
International Medical Services and Supplies, Inc., a Florida corporation International Therapeutic Services, Inc., a Florida corporation
LAMS, Inc., a Texas corporation
Lexington Primary Care, Inc., a Mississippi corporation
Liberty Home Health Care, Inc., a Florida corporation
Lovejoy Medical, Inc., a Kentucky corporation
MHB, Inc., a West Virginia corporation
Macon Primary Care Clinic, Inc., a Florida corporation
Major Medical Supply, Inc., a Texas corporation
Medic-Aire Medical Equipment, Inc., a Florida corporation
Medical Electro-Therapeutics, Inc., a Florida corporation
National Medical Equipment Centers, Inc., a Florida corporation
National Medicine Center - Groveland, Inc., a Florida corporation
Nightingale Home Health Care, Inc., a Texas corporation
North Florida Pain Institute, Inc., a Florida corporation
Oxygen Therapy Associates, Inc., a Texas corporation
PSI Health Care, Inc., a South Dakota corporation
Perry Family Practice, Inc., a Florida corporation
Physician's Formulary Services, Inc., a Florida corporation
Pioneer Medical Services, Inc., a West Virginia corporation
Polk City Pharmacy, Inc., a Florida corporation
Primary Home Health Care, Inc., a Florida corporation

Pulmo-Dose, Inc., a Florida corporation
Quality Home Health Care, Inc., a Florida corporation
RCG Information Services Corporation, a Florida corporation
RN Home Care Medical Equipment Company, Inc., a Mississippi corporation Respitech Home Health Care, Inc., a Wyoming corporation
Responsive Home Health Care, Inc., a Florida corporation
RoTech Employee Benefits Corporation, a Florida corporation
RoTech Home Medical Care, Inc., a Florida corporation
RoTech Oxygen & Medical Equipment, Inc., a Florida corporation
RoTech/Texas, Inc., a Florida corporation
Rothert's Hospital Equipment, Inc., a Kentucky corporation
Select Home Health Care, Inc., a Florida corporation
Senatobia Family Practice, Inc., a Mississippi corporation
South County Health Care Services, a Texas corporation
South County Private Duty Agency, Inc., a Texas corporation
Southern IV Therapy, Inc., a Florida corporation
Southern Medical, Inc., a Florida corporation
Stat Medical Equipment, Inc., a Florida corporation
Sunshine Home Health Care, Inc., a Florida corporation
The Towne Pharmacy, Inc., a West Virginia corporation
Theta Home Health Care, Inc., a Florida corporation
Tupelo Home Health, Inc., a Florida corporation
Valley Medical, Inc., a Utah corporation
Value Care, Inc., a Florida corporation
VitalCare Health Services, Inc., a Florida corporation
VitalCare of America, Inc., a Texas corporation
VitalCare of Florida, Inc., a Florida corporation
VitalCare of Nevada, Inc., a Nevada corporation
VitalCare of Pennsylvania, Inc., a Pennsylvania corporation
VitalCare of Texas, Inc., a Texas corporation
Vitech Medical, Inc., a Florida corporation
Western North Carolina Home Health Care, Inc., a Florida corporation Wichita Medical Care, Inc., a Kansas corporation
Women's Health Care Services, Inc., a Florida corporation
Zeta Home Health Care, Inc., a Florida corporation